                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the Com-

                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          VAN KAMPEN HIGH INCOME TRUST
                        VAN KAMPEN HIGH INCOME TRUST II
                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST
                           VAN KAMPEN MUNICIPAL TRUST
                 VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                    VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
                    VAN KAMPEN TRUST FOR INSURED MUNICIPALS
                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS
           VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
         VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS
            VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS
          VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
            VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST
                    VAN KAMPEN VALUE MUNICIPAL INCOME TRUST
                  VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST
             VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
                VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST
               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
              VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
                     VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
                   VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II
                 VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                  VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST
                       VAN KAMPEN MUNICIPAL INCOME TRUST
                     VAN KAMPEN CALIFORNIA MUNICIPAL TRUST
                              VAN KAMPEN BOND FUND
                            VAN KAMPEN INCOME TRUST

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2003  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                          CLOSED-END FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      Each Van Kampen closed-
end fund is traded on a nationally recognized stock exchange and is required to hold an annual meeting of shareholders.
Q      WHAT PROPOSAL WILL BE
       VOTED ON?
A      You are being asked to elect
nominees for the Board of Trustees and to approve a related amendment to your Fund's declaration of trust to increase the authorized number of board members.
Q      WILL MY VOTE MAKE
       A DIFFERENCE?
A      Yes, your vote is important
and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.
Q      HOW DOES THE BOARD OF
       TRUSTEES RECOMMEND THAT I VOTE?
A      The Board recommends
that you vote "FOR ALL" of the nominees on the enclosed proxy card and "FOR" the proposed amendment to the declaration of trust.
Q      WHY DOES THE JOINT PROXY
       STATEMENT LIST SEVERAL CLOSED-END FUNDS?
A      The funds have similar
proposals and it is cost-effective to have a joint proxy statement and one meeting.
Q      WHERE DO I CALL FOR
       MORE INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR ALL," "WITHHOLD" or "FOR ALL EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR ALL EXCEPT" and write the nominee's name in the line below.

AMENDMENT TO DECLARATION OF TRUST - mark "FOR," "AGAINST" or "ABSTAIN."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      3. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the
     nominee's name on the line below.
     ----------------------------------

                          FOR  AGAINST  ABSTAIN
2.   To amend the         [ ]    [ ]      [ ]
     declaration of
     trust:

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 24, 2003


  Notice is hereby given to the holders of common shares of beneficial interest ("Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Van Kampen Closed-End Funds listed on Annex A (the "Funds") to the attached Joint Proxy Statement that the Joint Annual Meeting of Shareholders of the Funds (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003, at 3:00 p.m., for the following purposes:


1.   To elect trustees in the following manner:
     (a) With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV,
         VKS and VOT, to elect four Class I trustees, one Class
         II trustee and one Class III trustee, each by the holders of Common Shares of each such Fund. Each elected
         Class I trustee will serve for a three year term or until a successor shall have been duly elected and qualified. The elected Class II trustee will serve for a one year term or until a successor shall have been duly elected and qualified. The elected Class III trustee will serve for a two year term or until a successor shall have been duly elected and qualified.

     (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ,
         VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT and VKC, to elect two Class I trustees, each by the holders of Common Shares of each such Fund, three Class
         II trustees, two by the holders of Common Shares of each such Fund and one by the holders of Preferred Shares of each such Fund, and one Class III trustee by the holders of Common Shares of each such Fund. Each elected Class I trustee will serve for a two year term or until a successor shall have been duly elected and qualified.
         Each elected Class II trustee will serve for a three year term or until a successor shall have been duly elected and qualified. The elected Class III trustee will serve for a one year term or until a successor shall have been duly elected and qualified.

     (c) With respect to VBF, to elect two Class I trustees, three Class II trustees and one Class III trustee, each by the holders of Common Shares of such Fund. Each elected Class I trustee will serve for a two year term or until a successor shall have been duly elected and qualified. Each elected Class II trustee will serve for a three year term or until a successor shall have been duly elected and qualified. The elected Class III trustee will serve for a one year term or until a successor shall have been duly elected and qualified.

     (d) With respect to VKL, to elect two Class I trustees, each by the holders of Common Shares of such Fund, one Class
         II trustee by the holders of Common Shares of such Fund, and four Class III trustees, three by the holders of Common Shares of such Fund and one by the holders of Preferred Shares of such Fund. Each elected Class I trustee will serve for a one year term or until a successor shall have been duly elected and qualified.
         The elected Class II trustee will serve for a two year term or until a successor shall have been duly elected and qualified. Each elected Class III trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

     (e) With respect to VIN, to elect two Class I trustees, one
         Class II trustee and four Class III trustees, each by the holders of Common Shares of such Fund. Each elected
         Class I trustee will serve for a one year term or until a successor shall have been duly elected and qualified.
         The elected Class II trustee will serve for a two year term or until a successor shall have been duly elected and qualified. Each elected Class III trustee will serve for a three year term or until a successor shall have been duly elected and qualified.

2. With respect to each Fund except VBF and VIN, to approve a related amendment to the Fund's declaration of trust to increase the authorized number of board members.

3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Holders of record of the Common Shares and, where applicable, Preferred Shares of each Fund at the close of business on April 25, 2003 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary

May 23, 2003

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.


  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of each Fund recommends that you cast your vote:

  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.


  - FOR the proposed amendment to the declaration of trust.



                            YOUR VOTE IS IMPORTANT.


                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY


                       NO MATTER HOW MANY SHARES YOU OWN.

                             JOINT PROXY STATEMENT

                          VAN KAMPEN CLOSED-END FUNDS

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 24, 2003

                                  INTRODUCTION


  This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the "Trustees" or the "Board") of each of the Van Kampen Closed-End Funds listed on Annex A to this Joint Proxy Statement (the "Funds") of proxies to be voted at a Joint Annual Meeting of Shareholders of the Funds, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003, at 3:00 p.m. The Meeting will be an annual meeting for each Fund. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is May 28, 2003.


  Participating in the Meeting are holders of common shares of beneficial interest (the "Common Shares") and, where applicable, the holders of preferred shares of beneficial interest (the "Preferred Shares") of each of the Funds as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the "Shares." The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each of the Funds. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

  Annex A lists the abbreviated name and stock symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

  The Board has fixed the close of business on April 25, 2003 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and, where applicable, Preferred Shares of each Fund as of the Record Date is shown in Annex B to this Joint Proxy Statement.

  The following table summarizes the proposals to be presented at the Meeting for the Funds and the shareholders entitled to vote with respect to the proposals.

PROPOSALS/AFFECTED FUNDS                                  AFFECTED SHAREHOLDERS
------------------------                                  ---------------------
1.    ELECTION OF TRUSTEES:
(a)   With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV,
      VMV, VKS and VOT, to elect
      -- four Class I trustees, each by holders of
      Common Shares of each such Fund                            Common
      -- one Class II trustee by holders of Common
      Shares of each such Fund                                   Common
      -- one Class III trustee by holders of Common
      Shares of each such Fund                                   Common
(b)   With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP,
      VOQ, VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT,
      VIT, VMT and VKC, to elect
      -- two Class I trustees, each by holders of Common
         Shares of each such Fund                                Common
      -- two Class II trustees, each by holders of
      Common Shares of each such Fund                            Common
      -- one Class II trustee by holders of Preferred
      Shares of each such Fund                                  Preferred
      -- one Class III trustee by holders of Common
      Shares of each such Fund                                   Common
(c)   With respect to VBF, to elect
      -- two Class I trustees, each by holders of Common
         Shares of such Fund                                     Common
      -- three Class II trustees, each by holders of
      Common Shares of such Fund                                 Common
      -- one Class III trustee by holders of Common
      Shares of such Fund                                        Common
(d)   With respect to VKL, to elect
      -- two Class I trustees, each by holders of Common
         Shares of such Fund                                     Common
      -- one Class II trustee by holders of Common
      Shares of such Fund                                        Common
      -- three Class III trustees, each by holders of
      Common Shares of such Fund                                 Common
      -- one Class III trustee by holders of Preferred
      Shares of such Fund                                       Preferred

PROPOSALS/AFFECTED FUNDS                                  AFFECTED SHAREHOLDERS
------------------------                                  ---------------------
(e)   With respect to VIN, to elect
      -- two Class I trustees, each by holders of Common
         Shares of such Fund                                     Common
      -- one Class II trustee by holders of Common
      Shares of such Fund                                        Common
      -- four Class III trustees, each by holders of
      Common Shares of such Fund                                 Common
2.    With respect to each Fund except VBF and VIN, to    Common and Preferred,
      approve an amendment to the Fund's declaration of    as separate classes
      trust to increase the authorized number of board
      members


  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.


VOTING

  Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular proposal depends on the nature of the proposal.

  With respect to Proposal 1(a) through (e), holders of Common Shares and Preferred Shares, where applicable, will vote as separate classes for the respective nominee(s) to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares of such Fund. The affirmative vote of a plurality of the Preferred Shares of a Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee of such Fund designated to be elected by the holders of the Preferred Shares of such Fund. Election by plurality means those persons who receive the highest number of votes cast "FOR" up to the total number of persons to be elected as trustees at the Meeting shall be elected.

  With respect to Proposal 2 affecting each Fund except VBF and VIN, holders of Common Shares and Preferred Shares will vote as separate classes to amend the respective declaration of trust of each such Fund to increase the authorized number of board members. The affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund, is required to amend a Fund's declaration of trust.

  The Board of Trustees of each Fund recommends that you cast your vote:


  - FOR ALL of the nominees for the Board of Trustees listed in the Joint Proxy Statement.


  - FOR the proposed amendment to the declaration of trust.

  An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. An unfavorable vote on a proposal by the shareholders of a Fund will not affect such Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees or the proposed amendment to the declaration of trust of each Fund except VBF and VIN.


  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal. With respect to Proposal 1(a) through (e), abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to Proposal 2, abstentions do not constitute votes "FOR" a proposal and will have the same effect as votes "AGAINST" a proposal; meanwhile, broker non-votes do not constitute votes "FOR" or "AGAINST" a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting and broker non-votes have the same effect as votes "AGAINST" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.


  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 and 2 that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds or proposals are not received, proxies (including abstensions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.


INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. ("Advisory Corp.") serves as investment adviser to each Fund, except VBF and VIN. Van Kampen Asset Management Inc. ("Asset Management") serves as investment adviser to VBF and VIN. Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The principal business address of the Advisers is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Advisers are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $66 billion in assets under management or supervision as of March 31, 2003. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

OTHER SERVICE PROVIDERS

  Each Fund, except VBF, VIN, VKL, VMT, VKC, VIG, VLT and VIT, has entered into an administration agreement between such Fund and Van Kampen Funds Inc. (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Administrator is a wholly owned subsidiary of Van Kampen. With respect to VKS, the Administrator has engaged UBS Global Asset Management (US) Inc. (formerly Brinson Advisors, Inc.) to act as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator's principal place of business is 51 West 52nd Street, New York, New York 10019. With respect to VKL, Advisory Corp. and the Fund have entered into an administration agreement with Princeton Administrators, L.P. ("Princeton") for the provision of certain administrative services. Princeton's principal place of business is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Each Fund, except VBF and VIN, has entered into an accounting services agreement with Advisory Corp. and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Each of VMT, VKC, VIG, VLT and VIT has also entered into a support services agreement with Van Kampen Funds Inc.

                        BACKGROUND ON PROPOSALS 1 AND 2

  Shareholders are being asked to elect trustees to the respective Board of each of the Funds and are also being asked to approve a related amendment to the declaration of trusts for certain Funds to increase the authorized number of board members. These actions reflect efforts under way to combine the incumbent Trustees of the Funds with trustees/directors/managing general partners of boards of other Van Kampen-related funds managed by the Advisers. The incumbent Trustees of the Funds believe that the combination will create efficiencies and improve the effectiveness of Trustee oversight of the Funds, the Funds' management and the Funds' other service providers.


  The incumbent Trustees reviewed shareholder benefits and costs (as well as benefits and costs to the management company) of combining the trustees/directors/managing general partners of the various Van-Kampen-related funds into one board versus other alternatives to one board, including maintaining the status quo. The incumbent Trustees reviewed shareholder benefits in light of the changing environment for corporate governance. The incumbent Trustees considered the benefits of combining the boards to include, among other things: increased number of independent board members compared to interest board members; greater board efficiency and effectiveness in overseeing similarly situated funds and service providers; broader experience, knowledge, diversity and expertise among board members; experienced board members at future retirements; and improved efficiencies among management resources. The incumbent Trustees considered the goals of each board of the Funds and other Van Kampen-related funds in pursuing a combination, the qualitative and quantitative effects of a board combination on shareholders, each board's current relationship with management and the anticipated post-combination relationship with management, and efficiencies and improved effectiveness that may be achieved at the fund level, board level, management level and among third-party services providers. After reviewing these considerations, the incumbent Trustees concluded that the combination is likely to benefit shareholders of each Fund.


  As in the past, only one class of the incumbent Trustees is being submitted to shareholders of each Fund for re-election at the Meeting; however, all of the new nominees for Trustees are being submitted to shareholders of each Fund for election at the Meeting. The declaration of trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. For each Fund, the Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. Consistent with the foregoing, only one class of incumbent Trustees is up for election for each Fund; however, each of the new nominees for Trustee is up for election this year for each Fund with staggered terms so that the new Trustees are divided into the existing three classes as nearly equal in number as possible. This type of classification may prevent replacement of a majority of Trustees for a particular Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law based on the state of organization of each Fund, each Fund's declaration of trust and each Fund's bylaws. Proposals 1(a) through 1(e) describe the Trustees and new nominees for Trustee nominated for election by each Fund at this Meeting. Newly elected Trustees will begin serving their terms on June 30, 2003, or such later date on which their election becomes final.

  Shareholders are also being asked to approve a related amendment to the declaration of trust of each Fund except VBF and VIN to increase the authorized number of board members. Reflecting primarily that Van Kampen-related funds were created at different times and that some Van Kampen-related funds were historically from different fund complexes, the declarations of trust for the Funds and the organizational documents for other Van Kampen-related funds have different provisions regarding the maximum number of board members (for example, some Van Kampen-related funds limit the number of board members to no more than 11 members, while other funds limit the board size to no more than 15 members, still others limit the board size to no more than 20 members and finally some are silent on the issue). In an effort to achieve more consistency across the Van Kampen-related funds and to provide more flexibility in the board combination process, shareholders of each Fund except VBF and VIN are being asked to amend the respective Fund's declaration of trust to allow up to 15 board members. Proposal 2 describes the proposed amendment to the declarations of trust of each Fund except VBF and VIN.

                        PROPOSAL 1: ELECTION OF TRUSTEES

  Trustees are to be elected by the shareholders at the Meeting in the following manner:

         (a) With respect to VIG, VNV, VKI, VKV, VOV, VCV, VPV, VMV, VKS and VOT, shareholders are being asked to elect six trustees. Four Class I Trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) are to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified. One Class II Trustee (Linda Hutton Heagy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2004 or until her successor has been duly elected and qualified. One Class III Trustee (R. Craig Kennedy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's

         Annual Meeting of Shareholders in 2005 or until his successor has been duly elected and qualified. An affirmative vote of a plurality of the Common Shares of each such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (b) With respect to VGM, VTJ, VKA, VFM, VIM, VTN, VAP, VOQ, VIC, VTP, VKQ, VNM, VTF, VMO, VQC, VPQ, VLT, VIT, VMT and VKC, shareholders are being asked to elect six trustees. Two Class I Trustees (Jerry D. Choate and Suzanne H. Woolsey) are to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Two Class II Trustees (Linda Hutton Heagy and Wayne W. Whalen) are to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified. One Class II Trustee (Rod Dammeyer) is to be elected at the Meeting by the holders of Preferred Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2006 or until his successor has been duly elected and qualified. One Class III Trustee (R. Craig Kennedy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of each such Fund's Annual Meeting of Shareholders in 2004 or until his successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, and holders of Preferred Shares, voting as a separate class, will vote with respect to the nominees designated to be elected by each such class of shares. An affirmative vote of a plurality of the Common Shares of each such Fund and a plurality of the Preferred Shares of each such Fund, each voting as a separate class, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

         (c) With respect to VBF, shareholders are being asked to elect six trustees. Two Class I Trustees (Jerry D. Choate and Suzanne H. Woolsey) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2005 or until their successors have been duly elected and qualified. Three Class II Trustees (Rod Dammeyer, Linda Hutton Heagy and Wayne W. Whalen) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified. One Class III Trustee (R. Craig Kennedy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2004 or until his successor has been duly elected and qualified. An affirmative vote of a plurality of the Common Shares of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.


         (d) With respect to VKL, shareholders are being asked to elect seven trustees. Two Class I Trustees (Jerry D. Choate and Suzanne H. Woolsey) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. One Class II Trustee (Linda Hutton Heagy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2005 or until her successor has been duly elected and qualified. Three Class III Trustees (R. Craig Kennedy, Richard F. Powers, III and Hugo F. Sonnenschein) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified. One Class III Trustee (Theodore A. Myers) is to be elected at the Meeting by the holders of Preferred Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2006 or until his successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, and holders of Preferred Shares, voting as a separate class, will vote with respect to respective nominees designated to be elected by such class of shares. An affirmative vote of a plurality of the Common Shares of each Fund and a plurality of the Preferred Shares of each Fund, each voting as a separate class, is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.


         (e) With respect to VIN, shareholders are being asked to elect seven trustees. Two Class I Trustees (Jerry D. Choate and Suzanne H. Woolsey) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2004 or until their successors have been duly elected and qualified. One Class II Trustee (Linda Hutton Heagy) is to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2005 or until her successor has been duly elected and qualified. Four Class III Trustees (R. Craig Kennedy, Theodore A. Myers, Richard F. Powers III and Hugo F. Sonnenschein) are to be elected at the Meeting by the holders of Common Shares to serve until the later of such Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified. An affirmative vote of a plurality of the Common Shares of such Fund is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the Common Shares represented by them for the election of the respective nominees listed below unless the proxy is marked otherwise.

      INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS TRUSTEE

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the incumbent Trustees and new nominees for Trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Advisers, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.


  The proposed slate of Trustees consists of the seven incumbent Trustees, each of whom serves, as of the date of this Joint Proxy Statement, as a trustee or managing general partner of 37 Van Kampen-related funds in the Fund Complex (the "Closed-End Fund Complex"), and four individuals who currently serve as trustees/directors of 55 other Van Kampen-related funds in the Fund Complex (the "Open-End Fund Complex"). Two of the incumbent Trustees are "interested persons" of the Funds within the meaning of Section 2(a)(19) of the 1940 Act and are hereinafter referred to as "Incumbent Interested Trustees." The other five incumbent Trustees are considered independent under the 1940 Act and are hereinafter referred to as "Incumbent Independent Trustees." Each of the seven incumbent Trustees has served as a member of the Board of Trustees since his initial election or appointment to the Board of Trustees as set forth in Annex C to this Joint Proxy Statement. The four nominees from the Open-End Fund Complex would be considered independent under the 1940 Act and are hereinafter referred to as the "New Nominees for Independent Trustee."


INCUMBENT INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
David C. Arch(1) (57)      Trustee          +       Chairman and Chief Executive Officer of           37
Blistex Inc.                                        Blistex Inc., a consumer health care
1800 Swift Drive                                    products manufacturer, and former Director
Oak Brook, IL 60523                                 of the World Presidents
                                                    Organization-Chicago Chapter. Trustee or
                                                    Managing General Partner of other funds in
                                                    the Closed-End Fund Complex.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
David C. Arch(1) (57)      Director of the Heartland
Blistex Inc.               Alliance, a nonprofit
1800 Swift Drive           organization serving human
Oak Brook, IL 60523        needs based in Chicago.

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Rod Dammeyer(2) (62)       Trustee          +       President of CAC, llc., a private company         37
CAC, llc.                                           offering capital investment and management
4350 LaJolla Village                                advisory services. Trustee or Managing
Drive                                               General Partner of other funds in the
Suite 980                                           Closed-End Fund Complex. Prior to February
San Diego, CA 92122-6223                            2001, Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc.
                                                    Prior to July 2000, Managing Partner of
                                                    Equity Group Corporate Investment (EGI), a
                                                    company that makes private investments in
                                                    other companies.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
Rod Dammeyer(2) (62)       Director of TeleTech
CAC, llc.                  Holdings Inc., Stericycle,
4350 LaJolla Village       Inc., TheraSense, Inc., GATX
Drive                      Corporation, Arris Group,
Suite 980                  Inc. and Trustee of the
San Diego, CA 92122-6223   University of Chicago
                           Hospitals and Health
                           Systems. Prior to May 2002,
                           Director of Peregrine
                           Systems Inc. Prior to July
                           2000, Director of Allied
                           Riser Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks, Inc.,
                           CNA Surety, Corp. and Grupo
                           Azcarero Mexico (GAM). Prior
                           to April 1999, Director of
                           Metal Management, Inc. Prior
                           to 1998, Director of Lukens,
                           Inc., Capsure Holdings
                           Corp., Revco D.S., Inc., the
                           Chase Manhattan Corporation
                           National Advisory Board and
                           Sealy, Inc.

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Howard J Kerr(1) (67)      Trustee          +       Trustee or Managing General Partner of            37
736 North Western Avenue                            other funds in the Closed-End Fund Complex.
P.O. Box 317                                        Prior to 1998, President and Chief
Lake Forest, IL 60045                               Executive Officer of Pocklington
                                                    Corporation, Inc., an investment holding
                                                    company.
Theodore A. Myers(3) (72)  Trustee          +       Financial consultant. Trustee or Managing         37
550 Washington Avenue                               General Partner of other funds in the
Glencoe, IL 60022                                   Closed-End Fund Complex. Prior to 1998,
                                                    Senior Financial Advisor (and, prior to
                                                    1997, an Executive Vice President, Chief
                                                    Financial Officer and Director) of
                                                    Qualitech Steel Corporation, a producer of
                                                    high quality engineered steels for
                                                    automotive, transportation and capital
                                                    goods industries. Prior to 1997, member of
                                                    the Arthur Andersen Chief Financial
                                                    Officers' Advisory Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
Howard J Kerr(1) (67)      Director of the Marrow
736 North Western Avenue   Foundation and Lake Forest
P.O. Box 317               Bank & Trust.
Lake Forest, IL 60045
Theodore A. Myers(3) (72)  Director of Met Life
550 Washington Avenue      Investors (formerly known as
Glencoe, IL 60022          COVA Financial Life
                           Insurance). Prior to 1997,
                           Director of McLouth Steel.

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Hugo F. Sonnenschein(3)    Trustee          +       President Emeritus and Honorary Trustee of        37
(62)                                                the University of Chicago and the Adam
1126 E. 59th Street                                 Smith Distinguished Service Professor in
Chicago, IL 60637                                   the Department of Economics at the
                                                    University of Chicago. Prior to July 2000,
                                                    President of the University of Chicago.
                                                    Trustee of the University of Rochester and
                                                    a member of its investment committee.
                                                    Member of the National Academy of Sciences,
                                                    the American Philosophical Society and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Trustee or Managing General
                                                    Partner of other funds in the Closed-End
                                                    Fund Complex.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
Hugo F. Sonnenschein(3)    Director of Winston
(62)                       Laboratories, Inc.
1126 E. 59th Street
Chicago, IL 60637

NEW NOMINEES FOR INDEPENDENT TRUSTEE

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                                                                            CLOSED-END
                                                                                           FUND COMPLEX
NAME, AGE AND ADDRESS       PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN   OTHER DIRECTORSHIPS
OF NOMINEE                  DURING PAST 5 YEARS                                             BY NOMINEE     HELD BY NOMINEE
Jerry D. Choate(1) (64)     Trustee/Director of funds in the Open-End Fund Complex.             34         Director of Amgen
33971 Selva Road            Prior to January 1999, Chairman and Chief Executive Officer                    Inc., a
Suite 130                   of the Allstate Corporation ("Allstate") and Allstate                          biotechnological com-
Dana Point, CA 92629        Insurance Company. Prior to January 1995, President and                        pany, and Valero
                            Chief Executive Officer of Allstate. Prior to August 1994,                     Energy Corporation,
                            various management positions at Allstate.                                      an independent
                                                                                                           refining company.

                                                                                            NUMBER OF
                                                                                             FUNDS IN
                                                                                            CLOSED-END
                                                                                           FUND COMPLEX
NAME, AGE AND ADDRESS       PRINCIPAL OCCUPATION(S)                                       TO BE OVERSEEN   OTHER DIRECTORSHIPS
OF NOMINEE                  DURING PAST 5 YEARS                                             BY NOMINEE     HELD BY NOMINEE
Linda Hutton Heagy(2) (54)  Managing Partner of Heidrick & Struggles, an executive              34
Sears Tower                 search firm. Trustee/Director of funds in the Open-End Fund
233 South Wacker Drive      Complex. Trustee of the University of Chicago Hospitals
Suite 7000                  Board, Vice Chair of the Board of the YMCA of Metropolitan
Chicago, IL 60606           Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc.,
                            an executive recruiting firm. Prior to 1996, Trustee of The
                            International House Board, a fellowship and housing
                            organization for international graduate students. Prior to
                            1995, Executive Vice President of ABN AMRO, N.A., a bank
                            holding company. Prior to 1992, Executive Vice President of
                            La Salle National Bank.
R. Craig Kennedy(3) (51)    Director and President of the German Marshall Fund of the           34
11 DuPont Circle, N.W.      United States, an independent U.S. foundation created to
Washington, D.C. 20016      deepen understanding, promote collaboration and stimulate
                            exchanges of practical experience between Americans and
                            Europeans. Trustee/Director of funds in the Open-End Fund
                            Complex. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and
                            Chief Executive Officer, Director and member of the
                            Investment Committee of the Joyce Foundation, a private
                            foundation.
Suzanne H. Woolsey(1) (61)  Chief Communications Officer of the National Academy of             34         Director of Neurogen
2101 Constitution Ave.,     Sciences/National Research Council, an independent,                            Corporation, a
 N.W.                       federally chartered policy institution, since 2001, and                        pharmaceutical
Room 285                    previously Chief Operating Officer from 1993 to 2001.                          company, since
Washington, D.C. 20418      Trustee/Director of funds in the Open-End Fund Complex.                        January 1998.
                            Director of the Institute for Defense Analyses, a federally funded research and development center. Director of the
                            German Marshall Fund of the United States. Trustee of
                            Colorado College. Prior to 1993, Executive Director of the
                            Commission on Behavioral and Social Sciences and Education
                            at the National Academy of Sciences/National Research
                            Council. From 1980 through 1989, Partner of Coopers &
                            Lybrand.

INCUMBENT INTERESTED TRUSTEES


                                                                                                                 NUMBER OF
                                         TERM OF                                                                  FUNDS IN
                                        OFFICE AND                                                                  FUND
                           POSITION(S)  LENGTH OF                                                                 COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                       OVERSEEN
TRUSTEE                       FUNDS       SERVED    DURING PAST 5 YEARS                                          BY TRUSTEE
Richard F. Powers,         Trustee      +           Trustee, Director or Managing General Partner of other           92
III(3)* (57)                                        funds in the Fund Complex. Advisory Director of Morgan
1 Parkview Plaza                                    Stanley. Prior to December 2002, Chairman, Director,
Oakbrook Terrace, IL                                President, Chief Executive Officer, Director and Managing
60181                                               Director of Van Kampen Investments and its investment
                                                    advisory, distribution and other subsidiaries. Prior to
                                                    December 2002, President and Chief Executive Officer of
                                                    funds in the Fund Complex. Prior to May 1998, Executive
                                                    Vice President and Director of Marketing of Morgan Stanley
                                                    Dean Witter & Co. and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Director of
                                                    Dean Witter Reynolds Inc.
Wayne W. Whalen(2)* (63)   Trustee          +       Partner in the law firm of Skadden, Arps, Slate, Meagher &       92
333 West Wacker Drive                               Flom (Illinois), legal counsel to certain funds advised by
Chicago, IL 60606                                   the Advisers. Trustee, Director or Managing General
                                                    Partner of other funds in the Fund Complex.


NAME, AGE AND ADDRESS OF   OTHER DIRECTORSHIPS
TRUSTEE                    HELD BY TRUSTEE
Richard F. Powers,
III(3)* (57)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen(2)* (63)
333 West Wacker Drive
Chicago, IL 60606


---------------
(1) Designated as a Class I trustee.

(2) Designated as a Class II trustee.

(3) Designated as a Class III trustee.

+ Each Trustee generally serves a three-year term from the date of election.
  Each incumbent Trustee has served as a Trustee of each respective Fund since the year shown in Annex C. Each of the New Nominees for Independent Trustee is up for election this year for each Fund with staggered terms so that the new Trustees are divided into the existing three classes as nearly equal in number as possible.

* Mr. Powers is an interested person of funds in the Fund Complex and the Advisers by reason of his former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of his firm currently serving as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management or Van Kampen is paid by the respective entity. The funds in the Closed-End Fund Complex, including the Funds, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with such meeting. Funds in the Closed-End Fund Complex pay an annual Closed-End Fund Complex retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Closed-End Fund Complex, which retainer is then allocated among the funds in the Closed-End Fund Complex based on the relative net assets of such funds, and meeting fees of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting.

  Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated Trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Closed-End Fund Complex as more fully described below. Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of such fund or other funds in the Closed-End Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Closed-End Fund Complex, including the Funds. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the respective Fund.

  Each Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from a Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for such Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such Trustee's retirement from such Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a Fund.

Each Trustee has served as a member of each Fund's Board of Trustees since the year of such Trustee's appointment or election as set forth on Annex C to this Proxy Statement.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund's most recently completed fiscal year end in 2002 or the Closed-End Fund Complex's most recently completed calendar year ended December 31, 2002.

                               COMPENSATION TABLE

                                                          CLOSED-END FUND COMPLEX
                                              ------------------------------------------------
                                                 ESTIMATED                           TOTAL
                                                 PENSION OR                      COMPENSATION
                                                 RETIREMENT                         BEFORE
                                AGGREGATE         BENEFITS         ESTIMATED     DEFERRAL FROM
                               COMPENSATION       ACCRUED           ANNUAL        CLOSED-END
                                FROM EACH        AS PART OF      BENEFITS UPON       FUND
           NAME(1)               FUND(3)      FUND EXPENSES(4)   RETIREMENT(5)    COMPLEX(6)
           -------             ------------   ----------------   -------------   -------------
David C. Arch................      (3)            $14,694           $90,000        $138,750
Rod Dammeyer.................      (3)             26,231            90,000         138,750
Howard J Kerr................      (3)             50,408            90,000         138,750
Theodore A. Myers............      (3)             99,450            86,000         138,750
Richard F. Powers, III(2)....      N/A                N/A               N/A             N/A
Hugo F. Sonnenschein.........      (3)             26,282            90,000         138,750
Wayne W. Whalen..............      (3)             29,657            90,000         138,750

---------------
N/A: Not applicable.


(1) Each of the New Nominees for Trustee was not a trustee of any of the Funds during such Fund's most recently completed fiscal year ended in 2002 and thus received no compensation from the Funds. Each of the New Nominees for Independent Trustee currently serves as a trustee of funds in the Open-End Fund Complex and is compensated by an annual retainer and meeting fees for services to the funds in the Open-End Fund Complex and is also eligible, subject to certain conditions, to participate in a deferred compensation plan and a retirement plan offered by the Open-End Fund Complex.


(2) Mr. Powers is an affiliated person of the Advisers and Van Kampen and does not receive compensation or retirement benefits from the Funds.

(3) The amount of aggregate compensation payable by each Fund for its most recently completed fiscal year ended in 2002 before deferral by the Trustees under the deferred compensation plan is shown in Annex D. Certain Trustees deferred all or a portion of the aggregate compensation payable by each Fund for its most recently completed fiscal year end in 2002 as shown in Annex E. The deferred compensation plan is described above the table. Amounts deferred are retained by the respective Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Closed-End Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including earnings accrued thereon for each trustee) for each Fund as of the end of its most recently completed fiscal year end in 2002 is shown in Annex F.

(4) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Closed-End Fund Complex for their respective fiscal years ended in 2002. The retirement plan is described above the compensation table.

(5) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Closed-End Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such Trustee's retirement to those Trustees who retire at or over the age of 60 and with at least ten years of service to each Fund. The retirement plan is described above the compensation table.

(6) The amounts shown in this column are accumulated from the aggregate compensation of the 37 operating investment companies in the Closed-End Fund Complex for the calendar year ended December 31, 2002 before deferral by the Trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or the common shares of other funds in the Closed-End Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the Trustees in order to match the deferred compensation obligation. The Advisers or their affiliates also serve as investment adviser for funds in the Open-End Fund Complex; however, with the exception of Messrs. Whalen and Powers, the Trustees are not trustees of such funds. Combining the Closed-End Fund Complex with the Open-End Fund Complex, Mr. Whalen earned total compensation of $245,750 for the year ended December 31, 2002.

MEETINGS AND COMMITTEES

  During the fiscal year ended December 31, 2002, the Board of Trustees of VIN held nine meetings and the Board of Trustees of VLT and VIT each held ten meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended December 31, 2002, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held two meetings.

  During the fiscal year ended October 31, 2002, the Board of Trustees of VIG, VKV, VCV, VMV, VNV, VOV, VPV, VKS, VOT, VKI, VGM, VIM, VIC, VTF, VTJ, VTN, VTP, VMO, VKA, VAP, VKL, VKQ, VQC, VFM, VOQ, VNM and VPQ each held nine meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended October 31, 2002, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held two meetings.

  During the fiscal year ended June 30, 2002, the Board of Trustees of VBF, VMT and VKC each held ten meetings. During the last fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member. During the fiscal year ended June 30,

2002, the Board of Trustees of such Funds had no standing committees with the exception of an audit committee which held two meetings.

  Each Fund has an audit committee. The Board of Trustees of each Fund has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. In accordance with proxy rules promulgated by the Securities and Exchange Commission (the "SEC"), a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for each of the Funds was filed as Exhibit H to the Funds' 2001 Proxy Statement. The audit committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors of each Fund, and discussed with Deloitte & Touche LLP the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standard Board No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC. The audit committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. Each committee member is "independent" as defined by either the New York Stock Exchange or American Stock Exchange listing standard applicable to the respective Fund.


  Each Fund has an ad hoc retirement plan committee which currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis and had no meetings during each Fund's last fiscal year, but does meet on an ad hoc basis as necessary to administer the retirement plan.


SHAREHOLDER APPROVAL


  With respect to Proposal 1(a) through (e), the holders of Common Shares and, where applicable, the holders of Preferred Shares, each voting as a separate class, will vote on the respective nominees designated to be elected by such class of Shares. The affirmative vote of a plurality of the Common Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Common Shares, and, where applicable, the affirmative vote of a plurality of the Preferred Shares of each Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee designated to be elected by the Preferred Shares. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES.

               PROPOSAL 2: AMENDMENT TO THE DECLARATION OF TRUST

  Shareholders are being asked to approve an amendment to the declaration of trust of each Fund, except VBF and VIN, to increase the authorized number of board members. Each of the Funds is organized as a trust pursuant to a declaration of trust. Each of the other Van Kampen-related funds is organized as a trust (or as a series of a trust) under a declaration of trust, as a corporation (or series of a corporation) under articles of incorporation or as a limited partnership under a partnership agreement. Several of these various organizational documents for Van Kampen-related funds specify a different maximum authorized number of board members (i.e., trustees, directors or managing general partners, as the case may be), and these different organizational documents have different amendment provisions. These differences primarily reflect the fact that the various Van Kampen-related funds were created at different times and that some Van Kampen-related funds were historically from different fund complexes.

  As another element of the proposed board combination process described herein, the Trustees of each of the Funds, except VBF and VIN, are also asking shareholders to approve a related amendment to the declaration of trust of each Fund, except VBF and VIN, to increase the maximum authorized number of board members to 15. VBF and VIN are excluded from this Proposal 2 because each of their respective organizational documents already specifies the maximum authorized number of board members as 15. In an effort to achieve consistency among these board membership provisions across the Van Kampen-related funds and to provide more flexibility in the board combination process, shareholders of each Fund, except VBF and VIN, are being asked to amend each such Fund's declaration of trust. If Proposal 2 is approved by shareholders, the Trustees of each Fund may expand the Board beyond the 11 trustees proposed for election in the preceding Proposal 1 (but not to more than 15 members) and appoint new board members from other Van Kampen-related funds consistent with the board combination process described herein.

SHAREHOLDER APPROVAL


  With respect to Proposal 2, the holders of Common Shares and Preferred Shares will vote as separate classes to amend the respective declaration of trust of each Fund, except VBF and VIN, to increase the authorized number of board members. The affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund, is required to amend a Fund's declaration of trust. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST OF EACH FUND (EXCEPT VBF AND VIN).

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Funds who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Advisers or affiliates of the Advisers. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers of the Advisers or officers of affiliates of the Advisers and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Mitchell Merin (49)           President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since November 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex since 1999. Chairman, President,
                                                              Chief Executive Officer and Director of the Advisers and VK
                                                              Advisors Inc. since December 2002. Chairman, President and
                                                              Chief Executive Officer of Van Kampen since December 2002.
                                                              Director of Van Kampen since December 1999. Chairman and
                                                              Chief Executive Officer and Director of Van Kampen Funds
                                                              Inc. since December 2002. President and Chief Operating
                                                              Officer of Morgan Stanley Investment Management since
                                                              December 1998. President and Director since April 1997 and
                                                              Chief Executive Officer since June 1998 of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Chairman, Chief Executive Officer and Director of
                                                              Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                              Stanley Trust. Director of various Morgan Stanley
                                                              subsidiaries and President of the Morgan Stanley Funds since
                                                              May 1999. Chief Strategic Officer of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. and Executive Vice President of Morgan Stanley
                                                              Distributors Inc. from April 1997 to June 1998. Vice
                                                              President of the Morgan Stanley Funds from May 1997 to April
                                                              1999. Executive Vice President of Dean Witter, Discover &
                                                              Co. prior to May 1997.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen and
Houston, TX 77056                                             President and Chief Operations Officer of the Advisers and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director of Van Kampen,
                                                              the Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen, the Advisers and Van Kampen Advisors Inc.
                                                              since December 2002.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and  Officer     Vice President and Secretary of funds in the Fund Complex
1221 Avenue of the Americas   Secretary           since 1999  since 1999. Managing Director of Morgan Stanley, Managing
New York, NY 10020                                            Director and Director of Van Kampen, Director of the
                                                              Advisers, Van Kampen Advisors Inc., Van Kampen Funds Inc.,
                                                              and certain other subsidiaries of Van Kampen. Managing
                                                              Director and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President and Secretary of
                                                              funds in the Fund Complex. Prior to July 2001, Managing
                                                              Director, General Counsel, Secretary and Director of Van
                                                              Kampen, the Advisers, Van Kampen Funds Inc., Van Kampen
                                                              Investor Services Inc. and certain other subsidiaries of Van
                                                              Kampen. Prior to December 2000, Executive Vice President,
                                                              General Counsel, Secretary and Director of Van Kampen, the
                                                              Advisers, Van Kampen Advisors Inc., Van Kampen Funds Inc.,
                                                              Van Kampen Investor Services Inc. and certain other
                                                              subsidiaries of Van Kampen. Prior to January 1999, Vice
                                                              President and Associate General Counsel to New York Life
                                                              Insurance Company ("New York Life"), and prior to March
                                                              1997, Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (49)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
Oakbrook Terrace, IL 60181                                    Fund Complex. Prior to July 2001, Principal and Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Mr. Reynoldson managed the investment grade taxable
                                                              group for the Advisers since July 1999. From July 1988 to
                                                              June 1999, Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been
                                                              with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Managing Director and Director of Van Kampen, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. and certain other subsidiaries
Oakbrook Terrace, IL 60181    Officer and                     of Van Kampen. Vice President, Chief Financial Officer and
                              Treasurer                       Treasurer of funds in the Fund Complex. Prior to December
                                                              2002, Executive Director of Van Kampen, the Advisers and Van
                                                              Kampen Advisors Inc.

SHAREHOLDER INFORMATION


  As of April 25, 2003, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund's outstanding Shares. As of April 25, 2003, certain Trustees and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex G. Except as indicated on Annex G, as of April 25, 2003, the Trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. Trustees and executive officers who do not own any Common Shares of the Funds or Funds which are not owned by any Trustee or executive officers have been omitted from the table in Annex G. As of April 25, 2003, none of the New Nominees for Independent Trustee owned any Common Shares or Preferred Shares of the Funds, and no incumbent Trustees or executive officers owned any Preferred Shares of the Funds. As of April 25, 2003, each Trustee beneficially owned equity securities of the Funds and other funds in the Closed-End Fund Complex overseen by the Trustees in the dollar range amounts as specified in Annex H.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements except that, due to clerical errors, Mr. Myers was approximately 2 months late on a Form 4 filing regarding 3 sales transactions of VIT Shares.


INDEPENDENT AUDITORS

  The Board of Trustees of each Fund, including a majority of the Trustees who are not "interested persons" of each Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of each Fund. The selection of D&T for the current fiscal year was recommended and approved by each Fund's audit committee and approved by each Fund's Board. Each of the Funds knows of no direct or indirect financial interest of D&T in such Fund.

AUDIT FEES

  For professional services rendered with respect to the audit of each Fund's annual financial statements, each Fund paid to D&T during such Fund's most recent fiscal year fees in the amounts set forth in Annex I.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES


  The Funds, Advisers and affiliates of the Advisers performing services for the Funds paid no fees to D&T during the Funds' most recent fiscal years for information systems design and implementation.


ALL OTHER FEES


  Each Fund paid fees to D&T in the amounts set forth in Annex I during such Fund's most recent fiscal year for services other than those described above. The Advisers and affiliates of the Advisers performing services for the Funds paid fees to D&T in the aggregate amount of approximately $10.3 million during the Fund's most recent fiscal years for services other than those described above.


  The audit committee of the Board has considered whether the provision of services other than audit services by D&T to the Funds, the Advisers and affiliates of the Advisers that provide services to Funds is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES


  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The total amount of these expenses will be allocated among each of the Funds based upon the total number of shareholders for each Fund in relation to the total number of shareholders for all of the Funds participating in the Meeting. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, the Advisers or Van Kampen, by the transfer agents of the Funds, by dealers or their representatives or by ALAMO direct Mail Services, Inc., a solicitation firm located in Hauppauge, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500 per Fund.

SHAREHOLDER PROPOSALS


  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2004 Annual Meeting of Shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 24, 2004. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 13, 2004. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


GENERAL

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.


  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                       A. THOMAS SMITH III,
                                       Vice President and Secretary


May 23, 2003

                                                                         ANNEX A

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the Van Kampen closed-end investment companies (the "Funds") participating in the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on Tuesday, June 24, 2003, at 3:00 p.m. The name in the first column below is the legal name for each Fund. The name in the second column is the abbreviated name of each Fund and the designation in the third column is the stock symbol of each Fund; the abbreviated name or stock symbol are sometimes used to identify a specific Fund in the Joint Proxy Statement. Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the "Common Shares." Certain Funds have issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of the Funds are referred to herein as the "Preferred Shares."

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Municipal Income   Municipal Income Trust      VMT       Rate Adjusted Tax-Exempt
 Trust                                                               Shares, liquidation
                                                                     preference $500,000 per
                                                                     share

Van Kampen California         California Municipal        VKC       Remarketed Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $50,000 per share

Van Kampen Investment Grade   Investment Grade            VIG       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $100,000 per share

Van Kampen Select Sector      Select Sector               VKL       Remarketed Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal Trust    Municipal Trust             VKQ       Auction Preferred Shares,
                                                                     liquidation preference
                                                                     $25,000 per share

Van Kampen California         California Quality          VQC       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Quality   New York Quality            VNM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Quality        VPQ       Auction Preferred Shares,
 Quality Municipal Trust       Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Florida Quality    Florida Quality             VFM       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen Ohio Quality       Ohio Quality Municipal      VOQ       Auction Preferred Shares,
 Municipal Trust               Trust                                 liquidation preference
                                                                     $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Trust for Insured  Trust for Insured           VIM       Auction Preferred Shares,
 Municipals                    Municipals                            liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VGM       Auction Preferred Shares,
 Investment Grade Municipals   Grade Municipals                      liquidation preference
                                                                     $25,000 per share

Van Kampen Trust for          Trust for Investment        VIC       Auction Preferred Shares,
 Investment Grade California   Grade California                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTN       Auction Preferred Shares,
 Investment Grade New York     Grade New York                        liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTP       Auction Preferred Shares,
 Investment Grade              Grade Pennsylvania                    liquidation preference
 Pennsylvania Municipals       Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTF       Auction Preferred Shares,
 Investment Grade Florida      Grade Florida                         liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Trust for          Trust for Investment        VTJ       Auction Preferred Shares,
 Investment Grade New Jersey   Grade New Jersey                      liquidation preference
 Municipals                    Municipals                            $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VMO       Auction Preferred Shares,
 Opportunity Trust             Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKA       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Pennsylvania      VAP       Auction Preferred Shares,
 Pennsylvania Municipal        Municipal Income                      liquidation preference
 Income Trust                  Trust                                 $25,000 per share

Van Kampen Ohio Value         Ohio Value Municipal        VOV       Auction Preferred Shares,
 Municipal Income Trust        Income Trust                          liquidation preference
                                                                     $25,000 per share

Van Kampen Massachusetts      Massachusetts Value         VMV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

Van Kampen Strategic Sector   Strategic Sector            VKS       Auction Preferred Shares,
 Municipal Trust               Municipal Trust                       liquidation preference
                                                                     $25,000 per share

Van Kampen New York Value     New York Value              VNV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen California Value   California Value            VCV       Auction Preferred Shares,
 Municipal Income Trust        Municipal Income                      liquidation preference
                               Trust                                 $25,000 per share

Van Kampen Pennsylvania       Pennsylvania Value          VPV       Auction Preferred Shares,
 Value Municipal Income        Municipal Income                      liquidation preference
 Trust                         Trust                                 $25,000 per share

                                                                          PREFERRED SHARES
         LEGAL NAME              ABBREVIATED NAME     STOCK SYMBOL          OUTSTANDING
         ----------              ----------------     ------------        ----------------
Van Kampen Value Municipal    Value Municipal Income      VKV       Auction Preferred Shares,
 Income Trust                  Trust                                 liquidation preference
                                                                     $25,000 per share

Van Kampen Municipal          Municipal Opportunity       VOT       Auction Preferred Shares,
 Opportunity Trust II          Trust II                              liquidation preference
                                                                     $25,000 per share

Van Kampen Advantage          Advantage Municipal         VKI       Auction Preferred Shares,
 Municipal Income Trust II     Income Trust II                       liquidation preference
                                                                     $25,000 per share

Van Kampen High Income        High Income Trust II        VLT       Auction Preferred Shares,
 Trust II                                                            liquidation preference
                                                                     $25,000 per share

Van Kampen High               High Income Trust           VIT       Auction Market Preferred
 Income Trust                                                        Shares, liquidation
                                                                     preference $100,000 per
                                                                     share

Van Kampen Bond Fund          Bond Fund                   VBF       Not Applicable

Van Kampen Income Trust       Income Trust                VIN       Not Applicable

                                                                         ANNEX B

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the number of issued and outstanding Common Shares and Preferred Shares, where applicable, for each Fund as of April 25, 2002, the Record Date.

                         FUND NAME                            COMMON SHARES   PREFERRED SHARES
                         ---------                            -------------   ----------------
Municipal Income Trust                                          28,684,985            330
California Municipal Trust                                       3,257,560            400
Investment Grade Municipal Trust                                 4,839,000            250
Select Sector Municipal Trust                                    4,682,127          1,360
Municipal Trust                                                 36,365,392         12,000
California Quality Municipal Trust                               9,682,997          3,000
New York Quality Municipal Trust                                 5,655,638          1,800
Pennsylvania Quality Municipal Trust                             8,264,411          2,600
Florida Quality Municipal Trust                                  6,519,397          2,000
Ohio Quality Municipal Trust                                     4,322,302          1,400
Trust for Insured Municipals                                     9,773,153          3,600
Trust for Investment Grade Municipals                           27,013,149         10,600
Trust for Investment Grade California Municipals                 4,666,320          1,800
Trust for Investment Grade New York Municipals                   6,203,651          2,400
Trust for Investment Grade Pennsylvania Municipals               7,432,384          2,800
Trust for Investment Grade Florida Municipals                    5,562,560          2,240
Trust for Investment Grade New Jersey Municipals                 6,103,771          2,600
Municipal Opportunity Trust                                     15,352,890          6,000
Advantage Municipal Income Trust                                19,106,785          7,600
Advantage Pennsylvania Municipal Income Trust                    4,368,552          1,600
Ohio Value Municipal Income Trust                                1,683,940            600
Massachusetts Value Municipal Income Trust                       2,672,508          1,000
Strategic Sector Municipal Trust                                10,806,700          3,800
New York Value Municipal Income Trust                            4,291,172          1,600
California Value Municipal Income Trust                          6,029,844          2,400
Pennsylvania Value Municipal Income Trust                        4,472,625          1,800
Value Municipal Income Trust                                    23,555,115          9,000
Municipal Opportunity Trust II                                  11,731,272          4,600
Advantage Municipal Income Trust II                              8,168,211          3,200
High Income Trust                                               13,710,760            450
High Income Trust II                                             8,109,000          1,360
Bond Fund                                                       11,362,465            N/A
Income Trust                                                    15,358,475            N/A

                                                                         ANNEX C

    The table below sets forth the year in which each of the incumbent Trustees initially was elected or appointed to the Board of Trustees of each Fund.

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
Municipal Income Trust (VMT)..............................  1988     1988     1992      1988        1999        1994        1988
California Municipal Trust (VKC)..........................  1988     1988     1992      1988        1999        1994        1988
High Income Trust (VIT)...................................  1988     1988     1992      1988        1999        1994        1988

Investment Grade Municipal Trust (VIG)....................  1989     1989     1992      1989        1999        1994        1989
High Income Trust II (VLT)................................  1989     1989     1992      1989        1999        1994        1989

California Quality Municipal Trust (VQC)..................  1991     1991     1992      1991        1999        1994        1991
Florida Quality Municipal Trust (VFM).....................  1991     1991     1992      1991        1999        1994        1991
Municipal Trust (VKQ).....................................  1991     1991     1992      1991        1999        1994        1991
New York Quality Municipal Trust (VNM)....................  1991     1991     1992      1991        1999        1991        1991
Ohio Quality Municipal Trust (VOQ)........................  1991     1991     1992      1991        1999        1994        1991
Pennsylvania Quality Municipal Trust (VPQ)................  1991     1991     1992      1991        1999        1994        1991
Trust for Insured Municipals (VIM)........................  1991     1991     1992      1991        1999        1994        1991
Trust for Investment Grade Municipals (VGM)...............  1991     1991     1992      1991        1999        1994        1991

Advantage Municipal Income Trust (VKA)....................  1992     1992     1992      1992        1999        1994        1992
Advantage Pennsylvania Municipal Income Trust (VAP).......  1992     1992     1992      1992        1999        1994        1992
Municipal Opportunity Trust (VMO).........................  1992     1992     1992      1992        1999        1994        1992
Strategic Sector Municipal Trust (VKS)....................  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade California Municipals (VIC)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Florida Municipals (VTF).......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New Jersey Municipals (VTJ)....  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade New York Municipals (VTN)......  1992     1992     1992      1992        1999        1994        1992
Trust for Investment Grade Pennsylvania Municipals
 (VTP)....................................................  1992     1992     1992      1992        1999        1994        1992

Advantage Municipal Income Trust II (VKI).................  1993     1993     1993      1993        1999        1994        1993
California Value Municipal Income Trust (VCV).............  1993     1993     1993      1993        1999        1994        1993
Massachusetts Value Municipal Income Trust (VMV)..........  1993     1993     1993      1993        1999        1994        1993
Municipal Opportunity Trust II (VOT)......................  1993     1993     1993      1993        1999        1994        1993

                                                                C-1

                                                            ARCH   DAMMEYER   KERR      MYERS      POWERS   SONNENSCHEIN   WHALEN
                                                            ----   --------   ----      -----      ------   ------------   ------
New York Value Municipal Income Trust (VNV)...............  1993     1993     1993      1993        1999        1994        1993
Ohio Value Municipal Income Trust (VOV)...................  1993     1993     1993      1993        1999        1994        1993
Pennsylvania Value Municipal Income Trust (VPV)...........  1993     1993     1993      1993        1999        1994        1993
Select Sector Municipal Trust (VKL).......................  1993     1993     1993      1993        1999        1994        1993
Value Municipal Income Trust (VKV)........................  1993     1993     1993      1993        1999        1994        1993
Bond Fund (VBF)...........................................  1997     1997     1997      1997        1999        1997        1997
Income Trust (VIN)........................................  1997     1997     1997      1997        1999        1997        1997


                                                                C-2

                                                                         ANNEX D
           2002 AGGREGATE COMPENSATION BEFORE DEFERRAL FROM EACH FUND

                   NAME OF FUND                     FISCAL YEAR-END    ARCH    DAMMEYER    KERR    MYERS    SONNENSCHEIN   WHALEN
                   ------------                     ---------------    ----    --------    ----    -----    ------------   ------
Bond Fund.........................................        6/30        $2,750    $2,750    $2,750   $2,750      $2,750      $2,750
California Municipal Trust........................        6/30         1,607     1,607     1,607    1,607       1,607       1,607
Municipal Income Trust............................        6/30         4,249     4,249     4,249    4,249       4,249       4,249
Advantage Municipal Income Trust..................       10/31         4,777     4,777     4,777    4,777       4,777       4,777
Advantage Municipal Income Trust II...............       10/31         2,633     2,633     2,633    2,633       2,633       2,633
Advantage Pennsylvania Municipal Income Trust.....       10/31         2,045     2,045     2,045    2,045       2,045       2,045
California Quality Municipal Trust................       10/31         2,927     2,927     2,927    2,927       2,927       2,927
California Value Municipal Income Trust...........       10/31         2,370     2,370     2,370    2,370       2,370       2,370
Florida Quality Municipal Trust...................       10/31         2,355     2,355     2,355    2,355       2,355       2,355
Investment Grade Municipal Trust..................       10/31         1,757     1,757     1,757    1,757       1,757       1,757
Massachusetts Value Municipal Income Trust........       10/31         1,717     1,717     1,717    1,717       1,717       1,717
Municipal Opportunity Trust.......................       10/31         4,127     4,127     4,127    4,127       4,127       4,127
Municipal Opportunity Trust II....................       10/31         3,245     3,245     3,245    3,245       3,245       3,245
Municipal Trust...................................       10/31         7,346     7,346     7,346    7,346       7,346       7,346
New York Quality Municipal Trust..................       10/31         2,237     2,237     2,237    2,237       2,237       2,237
New York Value Municipal Income Trust.............       10/31         2,004     2,004     2,004    2,004       2,004       2,004
Ohio Quality Municipal Trust......................       10/31         1,991     1,991     1,991    1,991       1,991       1,991
Ohio Value Municipal Income Trust.................       10/31         1,529     1,529     1,529    1,529       1,529       1,529
Pennsylvania Quality Municipal Trust..............       10/31         2,651     2,651     2,651    2,651       2,651       2,651
Pennsylvania Value Municipal Income Trust.........       10/31         2,059     2,059     2,059    2,059       2,059       2,059
Select Sector Municipal Trust.....................       10/31         1,935     1,935     1,935    1,935       1,935       1,935
Strategic Sector Municipal Trust..................       10/31         3,005     3,005     3,005    3,005       3,005       3,005
Trust for Insured Municipals......................       10/31         2,996     2,996     2,996    2,996       2,996       2,996
Trust for Investment Grade California
 Municipals.......................................       10/31         2,094     2,094     2,094    2,094       2,094       2,094
Trust for Investment Grade Florida Municipals.....       10/31         2,314     2,314     2,314    2,314       2,314       2,314
Trust for Investment Grade Municipals.............       10/31         6,308     6,308     6,308    6,308       6,308       6,308
Trust for Investment Grade New Jersey
 Municipals.......................................       10/31         2,454     2,454     2,454    2,454       2,454       2,454
Trust for Investment Grade New York Municipals....       10/31         2,411     2,411     2,411    2,411       2,411       2,411
Trust for Investment Grade Pennsylvania
 Municipals.......................................       10/31         2,621     2,621     2,621    2,621       2,621       2,621
Value Municipal Income Trust......................       10/31         5,341     5,341     5,341    5,341       5,341       5,341
High Income Trust.................................       12/31         1,888     1,888     1,888    1,888       1,888       1,888
High Income Trust II..............................       12/31         1,726     1,726     1,726    1,726       1,726       1,726
Income Trust......................................       12/31         1,942     1,942     1,942    1,942       1,942       1,942


                                                               D-1

                                                                         ANNEX E
               2002 AGGREGATE COMPENSATION DEFERRED FOR EACH FUND

                        NAME OF FUND                            FISCAL YEAR-END    DAMMEYER    SONNENSCHEIN    WHALEN
                        ------------                            ---------------    --------    ------------    ------
Bond Fund...................................................          6/30          $2,750        $2,750       $2,750
California Municipal Trust..................................          6/30           1,607         1,607        1,607
Municipal Income Trust......................................          6/30           4,249         4,249        4,249
Advantage Municipal Income Trust............................         10/31           4,777         4,777        4,777
Advantage Municipal Income Trust II.........................         10/31           2,633         2,633        2,633
Advantage Pennsylvania Municipal Income Trust...............         10/31           2,045         2,045        2,045
California Quality Municipal Trust..........................         10/31           2,927         2,927        2,927
California Value Municipal Income Trust.....................         10/31           2,370         2,370        2,370
Florida Quality Municipal Trust.............................         10/31           2,355         2,355        2,355
Investment Grade Municipal Trust............................         10/31           1,757         1,757        1,757
Massachusetts Value Municipal Income Trust..................         10/31           1,717         1,717        1,717
Municipal Opportunity Trust.................................         10/31           4,127         4,127        4,127
Municipal Opportunity Trust II..............................         10/31           3,245         3,245        3,245
Municipal Trust.............................................         10/31           7,346         7,346        7,346
New York Quality Municipal Trust............................         10/31           2,237         2,237        2,237
New York Value Municipal Income Trust.......................         10/31           2,004         2,004        2,004
Ohio Quality Municipal Trust................................         10/31           1,991         1,991        1,991
Ohio Value Municipal Income Trust...........................         10/31           1,529         1,529        1,529
Pennsylvania Quality Municipal Trust........................         10/31           2,651         2,651        2,651
Pennsylvania Value Municipal Income Trust...................         10/31           2,059         2,059        2,059
Select Sector Municipal Trust...............................         10/31           1,935         1,935        1,935
Strategic Sector Municipal Trust............................         10/31           3,005         3,005        3,005
Trust for Insured Municipals................................         10/31           2,996         2,996        2,996
Trust for Investment Grade California Municipals............         10/31           2,094         2,094        2,094
Trust for Investment Grade Florida Municipals...............         10/31           2,314         2,314        2,314
Trust for Investment Grade Municipals.......................         10/31           6,308         6,308        6,308
Trust for Investment Grade New Jersey Municipals............         10/31           2,454         2,454        2,454
Trust for Investment Grade New York Municipals..............         10/31           2,411         2,411        2,411
Trust for Investment Grade Pennsylvania Municipals..........         10/31           2,621         2,621        2,621
Value Municipal Income Trust................................         10/31           5,341         5,341        5,341
High Income Trust...........................................         12/31           1,888         1,888        1,888
High Income Trust II........................................         12/31           1,726         1,726        1,726
Income Trust................................................         12/31           1,942         1,942        1,942

                                                         E-1

                                                                         ANNEX F
        CUMULATIVE COMPENSATION DEFERRED (PLUS INTEREST) FROM EACH FUND

                        NAME OF FUND                            FISCAL YEAR-END    DAMMEYER     KERR      SONNENSCHEIN    WHALEN
                        ------------                            ---------------    --------     ----      ------------    ------
Bond Fund...................................................          6/30         $11,872     $ 2,060      $12,274       $12,358
California Municipal Trust..................................          6/30          23,534      20,896       24,501        20,764
Municipal Income Trust......................................          6/30          33,442      22,297       34,552        30,896
Advantage Municipal Income Trust............................         10/31          29,111      20,276       32,111        29,360
Advantage Municipal Income Trust II.........................         10/31          22,450      19,305       24,908        22,011
Advantage Pennsylvania Municipal Income Trust...............         10/31          20,673      19,046       22,985        20,049
California Quality Municipal Trust..........................         10/31          23,414      19,451       25,949        23,074
California Value Municipal Income Trust.....................         10/31          21,634      19,182       24,024        21,108
Florida Quality Municipal Trust.............................         10/31          21,635      19,186       24,025        21,111
Investment Grade Municipal Trust............................         10/31          19,783      18,923       22,023        19,068
Massachusetts Value Municipal Income Trust..................         10/31          19,625      18,891       21,851        18,892
Municipal Opportunity Trust.................................         10/31          27,144      19,986       29,983        27,189
Municipal Opportunity Trust II..............................         10/31          24,374      19,586       26,988        24,133
Municipal Trust.............................................         10/31          37,356      21,561       41,031        38,464
New York Quality Municipal Trust............................         10/31          21,250      19,129       23,609        20,686
New York Value Municipal Income Trust.......................         10/31          20,519      19,022       22,819        19,879
Ohio Quality Municipal Trust................................         10/31          20,511      19,024       22,809        19,870
Ohio Value Municipal Income Trust...........................         10/31          19,059      18,814       21,240        18,268
Pennsylvania Quality Municipal Trust........................         10/31          22,594      19,327       25,062        22,170
Pennsylvania Value Municipal Income Trust...................         10/31          20,682      19,045       22,995        20,059
Select Sector Municipal Trust...............................         10/31          20,311      18,996       22,594        19,650
Strategic Sector Municipal Trust............................         10/31          23,625      19,476       26,178        23,307
Trust for Insured Municipals................................         10/31          23,481      19,485       26,040        23,167
Trust for Investment Grade California Municipals............         10/31          20,817      19,074       23,142        20,210
Trust for Investment Grade Florida Municipals...............         10/31          39,089      37,852       43,453        37,538
Trust for Investment Grade Municipals.......................         10/31          33,131      20,989       36,543        33,886
Trust for Investment Grade New Jersey Municipals............         10/31          38,771      37,914       43,185        37,271
Trust for Investment Grade New York Municipals..............         10/31          21,863      19,212       24,267        21,356
Trust for Investment Grade Pennsylvania Municipals..........         10/31          22,565      19,313       25,024        22,129
Value Municipal Income Trust................................         10/31          30,846      20,524       33,987        31,275
High Income Trust...........................................         12/31          21,434      19,656       24,275        21,427
High Income Trust II........................................         12/31          20,755      19,549       23,527        20,659
Income Trust................................................         12/31           8,282       1,530        9,321         9,549

                                                               F-1

                                                                         ANNEX G

      TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS AS OF APRIL 25, 2003

    The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of April 25, 2003, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

                                                         ARCH          DAMMEYER                          SONNENSCHEIN      WHALEN
                                                         ----          --------            MYERS         ------------      ------
Advantage Municipal Income Trust...................        300         184,815                --             300              778
Advantage Municipal Income Trust II(1).............        500         171,730(2.10%)         --             350              500
High Income Trust(2)...............................        676         147,727(1.08%)         --              --           22,510
High Income Trust II...............................        550            --                 153              --              499
Investment Grade Municipal Trust...................        524          20,470                --              --              780
Municipal Income Trust.............................        577          23,117               100              --              789
Municipal Opportunity Trust........................        300          11,176                --              --              809
Municipal Opportunity Trust II(3)..................         --         135,328(1.15%)         --             350              500
Municipal Trust....................................        800          85,551            20,900              --              799
Select Sector Municipal Trust......................        508          30,306                --             350              500
Strategic Sector Municipal Trust...................        500         105,674                --              --               --
Trust for Insured Municipal........................        300           9,000                --              --              830
Trust for Investment Grade Municipals..............        300          68,304                --              --              822
Value Municipal Income Trust.......................         --          83,105                --              --               --

---------------
(1) The Trustees as a group own 2.12% of the total Common Shares outstanding of Advantage Municipal Income Trust II

(2) The Trustees as a group own 1.25% of the total Common Shares outstanding of High Income Trust

(3) The Trustees as a group own 1.16% of the total Common Shares outstanding of Municipal Opportunity Trust II

                                                                         ANNEX H

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

    The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of April 25, 2003.


                                                                    INDEPENDENT TRUSTEES
                                       ------------------------------------------------------------------------------
                                             ARCH           DAMMEYER         KERR          MYERS        SONNENSCHEIN
                                             ----           --------         ----          -----        ------------
Advantage Municipal Income Trust.....        $1-$10,000   over $100,000       --             --          $1-$10,000
Advantage Municipal Income Trust
 II..................................        $1-$10,000   over $100,000       --             --          $1-$10,000
High Income Trust....................        $1-$10,000   over $100,000       --             --              --
High Income Trust II.................        $1-$10,000        --             --           $1-$10,000        --
Investment Grade Municipal Trust.....        $1-$10,000   over $100,000       --             --              --
Municipal Income Trust...............        $1-$10,000   over $100,000       --           $1-$10,000        --
Municipal Opportunity Trust..........        $1-$10,000   over $100,000       --             --              --
Municipal Opportunity Trust II.......         --          over $100,000       --             --          $1-$10,000
Municipal Trust......................   $10,001-$50,000   over $100,000       --        over $100,000        --
Select Sector Municipal Trust........        $1-$10,000   over $100,000       --             --          $1-$10,000
Strategic Sector Municipal Trust.....        $1-$10,000   over $100,000       --             --              --
Trust for Insured Municipal..........        $1-$10,000   over $100,000       --             --              --
Trust for Investment Grade
 Municipals..........................        $1-$10,000   over $100,000       --             --              --
Value Municipal Income Trust.........         --          over $100,000       --             --              --
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Closed-End Fund
 Complex.............................  $50,001-$100,000   over $100,000   $1-$10,000    over $100,000   over $100,000

                                             INTERESTED TRUSTEES
                                       --------------------------------
                                          POWERS            WHALEN
                                          ------            ------
Advantage Municipal Income Trust.....       --          $10,001-$50,000
Advantage Municipal Income Trust
 II..................................       --               $1-$10,000
High Income Trust....................       --         $50,001-$100,000
High Income Trust II.................       --               $1-$10,000
Investment Grade Municipal Trust.....       --               $1-$10,000
Municipal Income Trust...............       --               $1-$10,000
Municipal Opportunity Trust..........       --          $10,001-$50,000
Municipal Opportunity Trust II.......       --               $1-$10,000
Municipal Trust......................       --          $10,001-$50,000
Select Sector Municipal Trust........       --               $1-$10,000
Strategic Sector Municipal Trust.....       --                --
Trust for Insured Municipal..........       --          $10,000-$50,000
Trust for Investment Grade
 Municipals..........................       --          $10,000-$50,000
Value Municipal Income Trust.........       --                --
Aggregate Dollar Range of Equity
 Securities in all Registered
 Investment Companies Overseen by
 Trustee in the Closed-End Fund
 Complex.............................  over $100,000      over $100,000

                                                                         ANNEX I

                          VAN KAMPEN CLOSED-END FUNDS

  The following list sets forth the amounts of audit fees and all other fees paid by each Fund during the Fund's last fiscal years to D&T.

                                                                          ALL OTHER
                         FUND NAME                           AUDIT FEES     FEES*
                         ---------                           ----------   ---------
Van Kampen Advantage Municipal Income Trust                   $25,000      $4,300
Van Kampen Advantage Municipal Income Trust II                 20,000       4,300
Van Kampen Advantage Pennsylvania Municipal Income Trust       20,000       4,300
Van Kampen Bond Fund                                           23,750       1,500
Van Kampen California Municipal Trust                          19,200       4,300
Van Kampen California Quality Municipal Trust                  25,000       4,300
Van Kampen California Value Municipal Income Trust             20,000       4,300
Van Kampen Florida Quality Municipal Trust                     20,000       4,300
Van Kampen High Income Trust                                   35,000       4,300
Van Kampen High Income Trust II                                35,000       4,300
Van Kampen Income Trust                                        20,500       1,500
Van Kampen Investment Grade Municipal Trust                    20,000       4,300
Van Kampen Massachusetts Value Municipal Income Trust          20,000       4,300
Van Kampen Municipal Income Trust                              25,000       4,300
Van Kampen Municipal Opportunity Trust                         25,000       4,300
Van Kampen Municipal Opportunity Trust II                      25,000       4,300
Van Kampen Municipal Trust                                     25,000       4,300
Van Kampen New York Quality Municipal Trust                    20,000       4,300
Van Kampen New York Value Municipal Income Trust               20,000       4,300
Van Kampen Ohio Quality Municipal Trust                        20,000       4,300
Van Kampen Ohio Value Municipal Income Trust                   20,000       4,300
Van Kampen Pennsylvania Quality Municipal Trust                20,000       4,300
Van Kampen Pennsylvania Value Municipal Income Trust           20,000       4,300
Van Kampen Select Sector Municipal Trust                       20,000       4,300
Van Kampen Strategic Sector Municipal Trust                    23,600       4,300
Van Kampen Trust for Insured Municipals                        25,000       4,300
Van Kampen Trust for Investment Grade California Municipals    20,000       4,300
Van Kampen Trust for Investment Grade Florida Municipals       20,000       4,300
Van Kampen Trust for Investment Grade Municipals               25,000       4,300
Van Kampen Trust for Investment Grade New Jersey Municipals    20,000       4,300
Van Kampen Trust for Investment Grade New York Municipals      20,000       4,300
Van Kampen Trust for Investment Grade Pennsylvania             20,000       4,300
  Municipals
Van Kampen Value Municipal Income Trust                        25,000       4,300

* "All Other Fees" include tax review fees and agreed upon procedures quarterly for leveraged closed-end funds fees.

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                     VKCL 03

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                             VAN KAMPEN HIGH INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN HIGH INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                             VAN KAMPEN HIGH INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN HIGH INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                            VAN KAMPEN HIGH INCOME TRUST II

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN HIGH INCOME TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                            VAN KAMPEN HIGH INCOME TRUST II

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN HIGH INCOME TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                              VAN KAMPEN MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                              VAN KAMPEN MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                           VAN KAMPEN MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                           VAN KAMPEN MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                         VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN CALIFORNIA MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                         VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN CALIFORNIA MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                   VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                   VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE
                                     FORM OF PROXY
              VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE
                                     FORM OF PROXY
              VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN TRUST FOR INSURED MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INSURED MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominee named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN TRUST FOR INSURED MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INSURED MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
              VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
              VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
             VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
             VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE PENNSYLVANIA MUNICIPALS, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
               VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,     FOR  WITHHOLD
                        the nominee named below:                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                             JOINT ANNUAL OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                     VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                     VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                    VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                                     FOR ALL
                 1(b).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                    VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                 1(b).  Authority to vote for the election as a Class II Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Rod Dammeyer
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(d).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as Class III Trustees,
                        the nominees named below:
                        R. Craig Kennedy, Richard F. Powers, III and Hugo F.
                        Sonnenschein

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Preferred Shares of VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1(d).  Authority to vote for the election as a Class III Trustee,
                        the nominee named below:                                      FOR  WITHHOLD
                                                                                      [ ]    [ ]
                        Theodore A. Myers
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.


           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                       VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                       VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                      VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                 VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                 VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                 VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                 VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST, a Pennsylvania trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.     Not applicable.
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                  VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                  VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                     VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                     VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                        VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                        VAN KAMPEN VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                    VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                   VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                   VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN NEW YORK VALUE MUNICIPAL INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                      VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.



                                                                                                     FOR ALL
                 1(a).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H.
                        Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------
                                                                                      FOR  AGAINST   ABSTAIN
                 2.     Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                        Trust.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK


            VOTES AS IN


            THIS EXAMPLE             FORM OF PROXY


                      VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST



                         JOINT ANNUAL MEETING OF SHAREHOLDERS



                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



           The undersigned holder of Preferred Shares of VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments, Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Preferred Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.



           Account No.           No. of Shares           Proxy No.




                 1.   Not applicable.
                                                                                    FOR  AGAINST   ABSTAIN
                 2.   Authority to vote for the amendment to the Declaration of     [ ]    [ ]       [ ]
                      Trust.

                 3. To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.



                                                Date ---------------- , 2003


                                                ----------------------------

                                                   Shareholder signature


                                                ----------------------------

                                                   Co-owner signature (if
                                                        applicable)



                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                 VAN KAMPEN BOND FUND

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN BOND FUND, a Delaware business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.


                                                                                                     FOR ALL
                 1(c).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as Class II Trustees, the nominees named below:
                        Rod Dammeyer, Linda Hutton Heagy and Wayne W. Whalen
                        Authority to vote for the election as a Class III Trustee, the nominee named below:
                        R. Craig Kennedy

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------

                 2.     Not applicable.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                                VAN KAMPEN INCOME TRUST

                         JOINT ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN INCOME TRUST, a Delaware business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held at the offices of Van Kampen Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 3:00 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.


                                                                                                     FOR ALL
                 1(e).  Authority to vote for the election as Class I Trustees, the   FOR  WITHHOLD  EXCEPT
                        nominees named below:                                         [ ]    [ ]       [ ]
                        Jerry D. Choate and Suzanne H. Woolsey
                        Authority to vote for the election as a Class II Trustee,
                        the nominee named below:
                        Linda Hutton Heagy
                        Authority to vote for the election as Class III Trustees,
                        the nominees named below:
                        R. Craig Kennedy, Theodore A. Myers, Richard F. Powers, III
                        and Hugo F. Sonnenschein

                        TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, CHECK "FOR
                        ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------

                 2.     Not applicable.

                 3.     To transact such other business as may properly come before the Meeting.



           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND JOINT PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date ---------------- , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.